Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment

The following table provides the components of Property, plant and equipment:
	Useful Lives	As of December 31,
(MILLIONS OF DOLLARS)	(Years)	2018	2017
Land	-	$500	$540
Buildings	33-50	9,920	10,254
Machinery and equipment	8-20	11,871	11,902
Furniture, fixtures and other	3-12 1/2	4,693	4,661
Construction in progress	-	2,992	2,680
		29,977	30,037
Less: Accumulated depreciation		16,591	16,172
Property, plant and equipment(a)		$13,385	$13,865

(a)
The decrease in total property, plant and equipment is primarily due to depreciation, the reclassification of $675 million to Assets held for sale during the fourth quarter of 2018 (see Note 2C), reductions due to asset impairments largely associated with cost reduction initiatives not associated with acquisitions (see Note 3), and the impact of foreign exchange, partially offset by capital additions.